UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 23, 2012

PolyMedix, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	000-51895	27-0125925
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

170 N. Radnor-Chester Road; Suite 300 Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(484) 598-2400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On April 23, 2012, PolyMedix, Inc. (PolyMedix) issued a press release reporting results of a Phase 2 clinical trial of its lead antibiotic compound, PMX-30063.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

PolyMedix is hosting a webcast relating to the Phase 2 clinical trial results on April 23, 2012 at 9:00 AM EDT.  The webcast may be accessed at http://www.investors.polymedix.com/eventdetail.cfm?eventid=112100.  Participants should log onto the webcast at least 15 minutes prior to the call. The call in number is 877-771-7024. The international call in number is 678-905-9379. A replay of the webcast will be available two hours after the webcast’s completion and remain available for seven days. The replay number to hear the conference call is 800-585-8367 or 404-537-3406.  The passcode is 71350471.   A copy of the webcast presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated April 23, 2012.

99.2	Webcast presentation dated April 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.

Date: April 23, 2012	By:	/s/ Edward F. Smith
Edward F. Smith
Vice President, Finance and Chief Financial Officer